Filed pursuant to Rule 497(a)(1) File No. 333-150033 Rule 482 ad

PennantPark Investment Corporation Prices Public Offering

New York, NY — August 18, 2010 — PennantPark Investment Corporation (the “Company”) (Nasdaq: PNNT) announced that it has entered into an agreement to sell 4,000,000 shares of common stock at a public offering price of $10.15 per share, raising approximately $40,600,000 in gross proceeds. J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC are acting as joint bookrunning underwriters.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on August 23, 2010. The Company also has granted the underwriters an option to purchase up to an additional 600,000 shares of common stock to cover over-allotments, if any.

The Company expects to use the net proceeds for general corporate or strategic purposes, including repayment of outstanding indebtedness, funding investments in accordance with its investment objectives and to capitalize PennantPark SBIC LP.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated August 18, 2010 and the accompanying prospectus dated February 24, 2010 contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: J.P. Morgan Securities Inc. c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling toll-free (866) 803-9204; Morgan Stanley & Co. Incorporated, via telephone: (866) 718-1649, email: prospectus@morganstanley.com, or standard mail at Morgan Stanley & Co. Incorporated, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department; SunTrust Robinson Humphrey, Inc. at 3333 Peachtree Road NE, Atlanta, Georgia 30326, via telephone: (404) 926-5744 or email: prospectus@rhco.com; and Wells Fargo Securities, LLC, Attention: Equity Syndicate Department at 375 Park Avenue, New York, NY 10152-4077, equity.syndicate@wellsfargo.com or (800) 326-5897.

ABOUT PENNANTPARK INVESTMENT CORPORATION

PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market private companies in the form of mezzanine debt, senior secured loans and equity investments. From time to time, the Company May also invest in public companies whose securities are thinly traded. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release May contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release May constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results May differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT:	PennantPark Investment Corporation
Aviv Efrat
(212) 905-1000
www.pennantpark.com